SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   F O R M 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      April 15, 1999
                                            --------------------------------


                             CIT Marine Trust 1999-A
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              Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

                   000-25495                    22-3636314
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            (Commission File Number) (IRS Employer Identification No.)

                     c/o The CIT Group/Sales Financing, Inc.
                   650 CIT Drive, Livingston, New Jersey 07039
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              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: (973) 740-5000
                                              ------------------------------


                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

           On April 15, 1999, Bankers Trust (Delaware),  as Owner Trustee,  and
Harris Trust  and  Savings  Bank,  as  Indenture  Trustee,   made  the  monthly
distribution to the holders of CIT Marine Trust 1999-A, Class A-1 5.45% Asset Backed Notes, Class A-2 5.80% Asset Backed Notes, Class A-3 5.85% Asset
Backed Notes, Class A-4 6.25% Asset Backed Notes and 6.20% Asset Backed Certificates.


Item 7.     Financial Statements and Exhibits.
            ---------------------------------

            (c)   Exhibits.

                The  following  are  filed   herewith.   The  exhibit  numbers
correspond with Item 601(b) of Regulation S-K.

      Exhibit No.       Description                               Page
      ----------        -----------                               ----

      28                Monthly Report delivered by               3
                        the Trustees to Securityholders
                        in connection with distributions
                        on April 15, 1999


SIGNATURES
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE CIT GROUP/SALES FINANCING,
                                    INC., as servicer



                                    By: /s/ Frank Garcia
                                        ---------------------------
                                    Name:   Frank Garcia
                                    Title:  Vice President

Dated: April 27, 1999

                       THE CIT GROUP/SALES FINANCING, INC.

                        CERTIFICATE OF SERVICING OFFICER



      The undersigned certifies that he is a Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITSF pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of February 1, 1999 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II, The CIT Marine Trust 1996-A and CIT Marine Trust 1999-A, (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

      1. The Monthly Report for the period from March 1, 1999 to March 31, 1999
                                                -------------------------------
attached to this certificate is complete and accurate in accordance with the requirements of Sections 4.09 and 5.08 of the Agreement; and

      2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


      IN WITNESS WHEREOF, the undersigned has affixed hereunto his signature this 12th day of April 1999.


                              THE CIT GROUP/SALES FINANCING, INC.

                              By: /s/ Frank J. Madeira
                                  --------------------------------
                              Name:  Frank J. Madeira
                              Title: Vice President

                                INDEX TO EXHIBITS

Exhibit No.             Description
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20.1 Monthly Reports with respect to the April 15, 1999 distribution.